Prospectus Supplement                                          80862 1/02
dated February 8, 2002 to:

Putnam OTC & Emerging Growth Fund
Prospectuses dated November 30, 2001

The following sentence is added as the second sentence under the heading "Main Investment Strategies - Growth Stocks":

"Under normal circumstances, we invest at least 80% of the fund's net assets in common stocks traded in over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges."

The third sentence under the heading "What are the fund's main investment strategies and related risks?" is deleted.

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The following sentence is added under the heading "What are the fund's investment strategies and related risks? - Derivatives":

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."

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The second paragraph and table under the heading "Who manages the fund"
is replaced with the following:

"Putnam Management's Specialty Growth Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio."

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The following paragraph is added as the second paragraph under "How does the fund price its shares?":

"From time to time, the fund may buy securities in private transactions exempt from registration under the securities laws. These investments are illiquid and may be difficult to sell and/or price and are subject to heightened risk because their issuers typically have limited product lines, operating histories and financial resources. There typically will not be a trading market for those securities from which the fund may readily ascertain a market value. Where market quotations are not readily available, the fund applies its fair value procedures to determine a price for the securities; in many cases, Putnam Management may be required to determine a fair value based solely on its own analysis of the investment."